                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
[X]  Definitive Proxy Statement                Commission Only (as Permitted
[ ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                           EQUI-SELECT SERIES TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                           EQUI-SELECT SERIES TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:________________________________
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

                                                      EQUI-SELECT
                                                       SERIES TRUST
                                                   909 Locust Street
September 11, 1997                           Des Moines, Iowa  50309

Dear Shareholder of Equi-Select Series Trust:

   I am writing to tell you about some very exciting changes concerning Equi-Select Series Trust (the "Trust"), and to send you proxy materials for an upcoming special meeting of shareholders of the Trust that will be held on October 9, 1997. The Trust contains the investment portfolios that serve as the investment vehicles for your variable annuity or variable life insurance contracts.

   The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy card. I urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy card in the envelope provided.


AGREEMENT AND PLAN OF MERGER AMONG EQUITABLE OF IOWA COMPANIES, ING GROEP N.V. AND PFHI HOLDINGS, INC.
   Equitable of Iowa Companies ("Equitable of Iowa"), the parent company of Equitable Investment Services, Inc. ("EISI"), the Trust's Investment Adviser, has entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge. This Agreement is subject to several conditions, including approval of the shareholders of Equitable of Iowa, certain state insurance authorities, and the shareholders of each series of the Trust of certain agreements, as described in the attached proxy materials. Upon consummation of the Transaction, Equitable of Iowa will become a wholly owned subsidiary of ING. ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services.


AGREEMENT AND PLAN OF MERGER BETWEEN ROBERTSON, STEPHENS &
COMPANY, LLC AND BANKAMERICA CORPORATION
   Robertson, Stephens & Company, LLC, an affiliate of
Robertson, Stephens & Company Investment Management, L.P., the sub-adviser to the Growth & Income Series and Value +
Growth Series of the Trust, has entered into an Agreement and Plan of Merger by which it will be merged into a subsidiary of BankAmerica Corporation. BankAmerica is a global financial intermediary, providing capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public and private-sector institutions.


SPECIAL SHAREHOLDERS MEETING TO APPROVE CHANGES
   A special meeting of shareholders of the Trust has been called for purposes related to the mergers described above. Upon consummation of the Equitable of Iowa merger, the existing Investment Advisory Agreement by which EISI serves as the Investment Advisor to the Trust will terminate. Similarly, the Sub-Advisory Agreements with the Sub-Advisers of the Trust will also terminate. Additionally, upon consummation of the BankAmerica Merger, the Sub-Advisory Agreement for Growth & Income Series and Value + Growth Series of the Trust will terminate.


   Accordingly, shareholders of the Trust will be asked to vote for the following:

     o Approval of a new Investment Advisory Agreement between the Trust and EISI

     o Approval of new Sub-Advisory Agreements among the Trust, EISI and each of the Sub-Advisers of the Trust's series

   The terms of the new Investment Advisory Agreement and Sub-Advisory Agreements are identical in all material respects to the terms of the Agreements they would replace.
The proposals in this proxy statement are intended to keep in place the current management of the Trust after the consummation of the merger transaction.


TRUSTEES RECOMMEND APPROVAL
   The Trustees of the Trust have approved the proposals in the proxy materials and recommend that you vote "FOR" the proposals on the enclosed proxy. We urge you to review the attached proxy statement, to cast your vote, and to return promptly the enclosed proxy in the envelope provided.


Sincerely,




Paul R. Schlaack
President, Equi-Select Series Trust

                  EQUI-SELECT SERIES TRUST
                       909 LOCUST STREET
                     DES MOINES, IA  50309
                         (800-344-6864)

           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        OCTOBER 9, 1997

TO THE SHAREHOLDERS OF EQUI-SELECT SERIES TRUST:

Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of Equi-Select Series
Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the
"Meeting") will be held at 909 Locust Street, Des Moines,
Iowa, 50309 on October 9, 1997, at 10:00 a.m., local time, for the following purposes:

1. To approve a new Investment Advisory Agreement (the "New Investment Advisory Agreement") between the Trust and Equitable Investment Services, Inc. ("EISI") to be effective upon the merger of Equitable of Iowa Companies ("Equitable of Iowa") with PFHI Holdings, Inc. ("PFHI"), which new Investment Advisory Agreement would be substantively identical to the Investment Advisory Agreement that currently is in effect.

2. To approve the following new Sub-Advisory Agreements among the Trust, EISI and the respective sub-advisers listed below to be effective upon the merger of Equitable of Iowa with PFHI, which new Sub-Advisory Agreements will be substantively identical to the Sub-Advisory Agreements that currently are in effect:

   (A)  A new Sub-Advisory Agreement with respect to the OTC
Series, Research Series, and Total Return Series among the
Trust, EISI and Massachusetts Financial Services Company.

   (B) A new Sub-Advisory Agreement with respect to the International Fixed Income Series among the Trust, EISI and
Credit Suisse Asset Management Limited.

   (C) A new Sub-Advisory Agreement with respect to the Growth & Income Series and the Value + Growth Series among the Trust, EISI and Robertson, Stephens & Company Investment
Management, L.P. ("Robertson, Stephens").

3. To approve a new Sub-Advisory Agreement with respect to the Growth & Income Series and the Value + Growth Series among the Trust, EISI and Robertson, Stephens to be effective upon the merger of Robertson, Stephens with BankAmerica Corporation, which new Sub-Advisory Agreement will be substantively identical to the current Sub-Advisory
Agreement.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on August 29, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                        By Order of the
                                        Board of Trustees

                                        /s/ John A. Merriman

                                        John A. Merriman,
                         Secretary



September 11, 1997.

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE
FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
AND NEW SUB-ADVISORY AGREEMENTS.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND
RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING
INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL
PROPOSALS NOTICED ABOVE.

                    EQUI-SELECT SERIES TRUST
                       909 LOCUST STREET
                     DES MOINES, IA  50309
                         (800-344-6864)
                  ____________________________

                        PROXY STATEMENT
                  ____________________________

                SPECIAL MEETING OF SHAREHOLDERS
                        OCTOBER 9, 1997

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Equi-Select Series Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 909 Locust Street, Des Moines, Iowa, 50309, on October 9, 1997, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 12, 1997.

   The Board has fixed the close of business on August 29, 1997, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

   The Board is soliciting shareholder votes on proposals affecting more than one Series. The following tables summarize the proposals and indicate which shareholders are being requested to vote on each proposal:

                                                SERIES
                                   ----------------------------------------
                                   ADVAN  GROWTH  INTERNATIONAL  MONEY
                                   TAGE     &     FIXED          MARKET
                                          INCOME  INCOME
                                   ------ ------- -------------  ------

Proposal 1 -- Approval of new        X       X          X           X
Investment Advisory Agreement

Proposal 2 -- Approval of new                X          X
Sub-Advisory Agreement                      2(C)       2(B)

Proposal 2 -- Approval of new                X
Sub-Advisory Agreement

                               MORTGAGE-
                               BACKED                     TOTAL   VALUE +
                               SECURITIES  OTC  RESEARCH  RETURN  GROWTH
                               ----------  ---  --------  ------  -------

Proposal 1 -- Approval of New      X        X      X        X       X
Investment Advisory Agreement

Proposal 2 -- Approval of new               X      X        X       X
Sub-Advisory Agreement                     2(A)   2(A)    2(A)    2(B)

Proposal 2 -- Approval of new                                       X
Sub-Advisory Agreement

   The Trust is comprised of 9 operational portfolios or "Series." Shares of each Series currently are offered to insurance company separate accounts to serve as an investment medium for variable annuity contracts ("Variable
Contracts") issued by insurance companies. These separate accounts are registered with the Securities and Exchange
Commission as investment companies. In accordance with interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), each insurance company
("Participating Insurance Company") issuing a

Variable
Contract funded by a registered separate account for which the Trust serves as an investment medium is required to request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and to furnish a copy of this Proxy Statement to Variable Contract Owners. Further, each such Participating Insurance Company will vote Shares or other voting interests in the separate accounts in proportion to the instructions received from Variable Contract Owners. The Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received signed instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by a Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's registered separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that Participating Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Owners. The Participating Insurance Companies have fixed the close of business on October 8, 1997, as the last day on which voting instructions will be accepted. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Participating Insurance Companies or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Equitable of Iowa Companies ("Equitable of Iowa").

VOTING.
   Shares which represent interests in a particular Series of the Trust vote separately on those matters which pertain only to that Series. These matters are Proposals 1, 2, 3 and, as appropriate, any other business which may properly come before the Meeting. With respect to such matters, a vote of all Shareholders of the Trust may not be binding on a Series whose Shareholders have not approved such matter.
The voting requirement for approval of each proposal requires a vote of the "majority of the outstanding voting securities" of a Series, which means the lesser of: (i) 67% or more of the voting Shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting
Shares of the Series.

   A Sub-Advisory Agreement must be approved separately by each Series to which the Sub-Advisory Agreement pertains. Approval of each Sub-Advisory Agreement is contingent upon approval of the New Investment Advisory Agreement (as defined below) by the shareholders of the pertinent Series. If the New Investment Advisory Agreement is approved and the New Sub-Advisory Agreements are each approved by a majority vote of the outstanding Shares of the applicable Series, the New Sub-Advisory Agreements will take effect concurrently with the New Investment Advisory Agreement. If the shareholders of a Series should fail to approve either the New Investment Advisory Agreement or the New Sub-Advisory Agreement, the Board shall meet to consider appropriate action. If the shareholders of a Series should fail to approve a New Sub-Advisory Agreement that pertains to more than one Series, the Sub-Adviser may serve under the Sub-Advisory Agreement with respect to any Series whose shareholders have approved the Sub-Advisory Agreement. In such event, the Board shall meet to consider appropriate action.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on a proposal in this Proxy Statement for the Trust prior to any adjournment if sufficient votes have been received for approval of that proposal.

   The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were Participating Insurance Companies. Since Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the meeting will constitute a quorum under the Trust's Declaration of

Trust. Shares beneficially
held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

   The Trust knows of no items of business other than those mentioned in Proposals 1, 2 and 3 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND INFORMATION.
   Equitable Investment Services, Inc. ("EISI"), 909 Locust
Street, Des Moines, Iowa  50309, is the Trust's Investment
Adviser. See Attachment B for a list of the directors and principal executive officer of EISI. EISI is a wholly owned subsidiary of Equitable of Iowa. Equitable of Iowa is a holding company for the following companies: Equitable Life
Insurance Company of Iowa ("Equitable Life"), Golden
American Life Insurance Company ("Golden American"), First
Golden American Life Insurance Company of New York ("First
Golden"), Equitable American Insurance Company ("Equitable
American"), USG Annuity & Life Company ("USG"), Locust
Street Securities, Inc. ("Locust Street"), and Directed
Services, Inc. ("DSI"). Equitable of Iowa's principal executive offices are located at 909 Locust Street, Des Moines, Iowa 50306.

    EISI is also a Portfolio Manager of three Series of The GCG Trust. The GCG Trust is the investment medium for variable annuity contracts and variable life insurance policies issued by Equitable Life, Golden American, First Golden and other insurance companies. Additionally, EISI serves as the investment adviser to Equitable Life, Golden American and USG, and in such capacity EISI manages over $9.9 billion of their general account assets, comprised primarily of investment grade corporate bonds, mortgage backed securities, non-investment grade corporate bonds, and commercial mortgages.

   On July 7, 1997, Equitable of Iowa entered into an Agreement and Plan of Merger with ING Groep N.V. ("ING") and PFHI Holdings, Inc. ("PFHI") pursuant to which Equitable of Iowa and PFHI have agreed to merge, subject to certain conditions and regulatory approvals (the "Transaction"). Consummation of the Transaction is anticipated to occur in the fourth quarter of 1997 and may constitute an "assignment" (as defined in the 1940 Act) of the current Investment Advisory Agreement between the Trust and EISI ("Current Investment Advisory Agreement"). Additionally, consummation of the Transaction may constitute an assignment of the current Sub-Advisory Agreements between the Trust, EISI and the respective Sub-Advisers of the Series of the Trust identified below. None of the affiliates of Equitable of Iowa is currently affiliated with ING or with any of the current Sub-Advisers of the Trust.

   ING operates in 58 countries worldwide and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services. ING has extensive operations in Europe, North America, South America, Africa, Asia and Australia. In 1996, ING had gross written premiums of NLG 24,332 million, making it the largest insurer in the Netherlands. Management believes that at December 31, 1995, ING was the 11th largest insurer in Europe and the 32nd largest insurer in the world, based on gross written premiums. At the end of 1996, ING Bank was the third largest bank in the Netherlands. Management believes that at December 31, 1995, ING Bank had total assets of NLG
311.4 billion, making it the 32nd largest bank in Europe and the 51st largest bank in the world based on total assets. Management also believes that, based on consolidated total assets at December 31, 1995, ING was the 33rd largest financial institution in the world. ING's products and services are marketed under a variety of well recognized and strong brand names, including Nationale-Nederlanden, ING Bank and ING Barings worldwide; Postbank in the Netherlands; Mercantile Mutual in Australia; NN Financial, Commerce Group, Belair, Halifax and Western Union in Canada; and Life of Georgia, Southland Life Insurance Company, Security Life of Denver, Indiana Insurance, Peerless Insurance, and Excelsior Insurance in the United States. For the year ended December 31, 1996 ING's total income was NLG 47,551 million ( $24,220 million) and its net profit was NLG 3,321 million ($1,691.80 million). ING had consolidated total assets of NLG 483.9 billion ($246.51 billion) at the end of 1996. The translations of Dutch guilders ("NLG") into U.S. dollars have been made at the rate of NLG 1.9630 to $1.00, the noon buying rate in New York City for cable transfers in guilders as certified for customs purposes by the Federal Reserve Bank of New York on June 30, 1997. ING's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

   PFHI is a Delaware corporation and a wholly owned subsidiary of ING. Equitable of Iowa will be merged with and into PFHI, with PFHI as the surviving entity. PFHI will succeed to the business of Equitable of Iowa upon the consummation of the Transaction. PFHI's principal executive offices are located at 5780 Powers Ferry Road, Atlanta, Georgia 30327.

   Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.

   The second condition of Section 15(f) is that during the three-year period immediately following consummation of a transaction to which Section 15(f) is applicable, at least
75% of the investment company's board of trustees must not be "interested person" (as defined in the 1940 Act) of such investment company's investment adviser or predecessor adviser. The Board of Trustees currently consists of four
Trustees, one of whom, is an interested person of the Trust and EISI.

   It is anticipated that in the near future a process will be undertaken by the Participating Insurance Companies to substitute the Shares of each of the Series of the Trust with shares of various series of The GCG Trust which have similar or identical investment objectives, investment policies and fee structure. This process will be subject to the review and approval of the Securities and Exchange
Commission. The purpose for undertaking this process is primarily to provide increased efficiencies which will indirectly be beneficial to the Variable Contract Owners.
The process is not effected by the Transaction, and none of the Proposals to be considered at the Meeting pertain to this process.

                         PROPOSAL 1
        APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
   BETWEEN THE TRUST AND EQUITABLE INVESTMENT SERVICES, INC.

   As stated above, consummation of the Transaction may constitute an "assignment" of the Current Investment Advisory Agreement. As required by the 1940 Act, the Current Investment Advisory Agreement provides for its automatic termination in the event of an assignment. In anticipation of the consummation of the Transaction, and in order for EISI to continue to serve as investment adviser to the Trust afterwards, a new Investment Advisory Agreement between EISI and the Trust ("New Investment Advisory Agreement") must be approved (i) by a majority vote of the Board, including a majority of the non-interested Trustees, and (ii) as to each Series, by holders of a majority of the outstanding voting securities of each such Series of the Trust. The New Investment Advisory Agreement is included as Attachment A.

   At the Board meeting held on August 19, 1997, the Trustees, including all of the non-interested Trustees, concluded that, if the Transaction occurs, entry by the Trust into the New Investment Advisory Agreement would be in the best interests of the Trust and the Trust's shareholders. The Board unanimously approved the New Investment Advisory Agreement and recommended such New Investment Advisory Agreement for approval by the shareholders of the Trust at the Meeting. The New Investment Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval, or (ii) the closing of the Transaction. The New Investment Advisory Agreement, if approved by shareholders, will continue in effect until two years after its effective date and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

   In the event that shareholders of the Trust do not approve the New Investment Advisory Agreement, ING and PFHI have reserved the right to determine whether or not to consummate the Transaction. If the Transaction is not consummated, EISI would continue to serve as investment adviser of all Series of the Trust under the Current
Investment Advisory Agreement.

   The Current Investment Advisory Agreement, dated
October 1, 1994, and amended on April 1, 1996, provides, among other things, that EISI will provide advisory, management, administrative, and other services with respect to each Series of the Trust. Further, EISI in fulfilling its obligations has agreed to provide general, overall advice and guidance with respect to each Series and provide advice and guidance to the Trustees, and oversee the management of the investments of each Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition of such securities and cash, all in accordance with each Series' investment objectives and policies as stated in the Trust's current registration statement. Additionally, EISI has agreed to select and recommend for consideration by the Board investment advisory firms to provide investment advice to one or more of the Series, and, at the expense of EISI, to engage such investment advisory firms ("the Sub-Advisers") to render investment advice and management of the investments of such series. Under the New Investment Advisory Agreement, all services provided by EISI would continue.

   Pursuant to the Current Investment Advisory Agreement, neither EISI nor its officers, directors, or employees shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with any act or omission connected with or arising out of any services rendered under the Current Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of EISI's duties, or by reason of reckless disregard of EISI's obligations and duties under the Current Investment Advisory Agreement. Under the New Investment Advisory Agreement, the same standards will be imposed on EISI.

   The Current Investment Advisory Agreement was renewed by the Board at a meeting held on August 19, 1997 and was approved by the sole shareholder of the Trust on October 1, 1994. The Current Investment Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by EISI or the Board of Trustees, or by a vote of a majority of the outstanding voting shares of each Series. Additionally, the Current Investment Advisory Agreement automatically and immediately terminates in the event of its assignment.

   As compensation for the actions of EISI, under the Current Investment Advisory Agreement, the Trust pays EISI the following fee at an annual rate equal to a percentage of the average daily net assets of each Series, which fee is computed and accrued daily and paid monthly:

 SERIES                                  RATE
 ------                                  ----

 Advantage                               .50% of first $100 million;
                                         .35% of average net assets
                                          over and above $100 million

 Growth & Income                         .95% of first $200 million;
                                         .75% of average net assets
                                          over and above $200 million

 International Fixed Income              .85% of first $200 million
                                         .75% of next $300 million
                                         .60% of next $500 million
                                         .55% of next $1 billion
                                         .40% of average net assets
                                          over and above $2 billion

 Money Market                            .375% of first $50 million;
                                         .35% of average net assets
                                          over and above $50 million

 Mortgage-Backed Securities              .75% of first $200 million
                                         .65% of next $300 million
                                         .55% of next $500 million
                                         .50% of next $1 billion
                                         .40% of average net assets
                                          over and above $2 billion

 OTC                                     .80% of first $300 million;
                                         .55% of average net assets
                                          over and above $300 million

 SERIES (CONTINUED)                      RATE
 ------------------                      ----

 Research                                .80% of first $300 million
                                         .55% of average net assets
                                          over and above $300 million

 Total Return                            .80% of first $300 million
                                         .55% of average net assets
                                          over and above $300 million

 Value + Growth                          .95% of first $500 million
                                         .75% of average net assets
                                          over and above $500 million

   Under the New Investment Advisory Agreement, the schedule of compensation payable to the Adviser will not change. During 1996, the Trust paid EISI pursuant to the scheduled compensation described above the following fee amounts:

            SERIES                      AGGREGATE FEE
            ------                      -------------

            Advantage                    $    47,012
            Growth & Income              $   127,300
            International Fixed Income   $    84,700
            Money Market                 $    48,489
            Mortgage-Backed Securities   $    79,625
            OTC                          $   185,005
            Research                     $   325,527
            Total Return                 $   270,373
            Value + Growth               $    80,234

   There were no other material payments made by any Series to EISI, or any affiliated person of EISI, during 1996.

   EISI has undertaken to reimburse each Series for all operating expenses, excluding management fees, that exceed
 .30% of the average daily net assets of the Money Market and Advantage Series, .40% of the average daily net assets of the OTC, Total Return, Research, Growth & Income and Value + Growth Series, .50% of the average daily net assets of the Mortgage-Backed Securities Series, and .75% of the average daily net assets of the International Fixed Income Series. This undertaking is subject to termination at any time without notice to shareholders. For the year ended
December 31, 1996, EISI reimbursed the Trust $222,949 for expenses in excess of the voluntary expense limitations.

   BOARD OF TRUSTEES' EVALUATION. The Board, including the non-interested Trustees, has determined that, by approving the New Investment Advisory Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by EISI will continue after the Transaction without interruption. The Board has determined that, as with the current Investment Advisory Agreement, the New Investment Advisory Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

   IN EVALUATING THE NEW INVESTMENT ADVISORY AGREEMENT, THE BOARD TOOK INTO ACCOUNT THAT, EXCEPT FOR THE DATES OF EXECUTION, EFFECTIVENESS AND TERMINATION, THERE ARE NO DIFFERENCES BETWEEN THE TERMS AND CONDITIONS OF THE TRUST'S CURRENT INVESTMENT ADVISORY AGREEMENT AND THE NEW INVESTMENT ADVISORY AGREEMENT, INCLUDING THE TERMS RELATING TO THE SERVICES TO BE PROVIDED THEREUNDER BY EISI AND THE FEES AND EXPENSES PAYABLE BY THE TRUST.

   The Board also considered the terms of the New Investment Advisory Agreement, and the possible effects of the Transaction upon the Trust and EISI's organization, and upon the ability of EISI to provide advisory and other services to the Trust. The Board also considered the qualifications of EISI to provide an appropriate range of management and administrative services, the performance record of EISI, the financial condition of EISI, and the anticipated working relationship between EISI and ING. In light of the circumstances, the Trustees concluded that the terms of the New Investment Advisory Agreement are fair and reasonable.

   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW INVESTMENT ADVISORY AGREEMENT, RECOMMENDS APPROVAL OF
THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
EISI.

                     PROPOSALS 2(A)-2(C) AND 3
   APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE OTC SERIES,
 RESEARCH SERIES, TOTAL RETURN SERIES, INTERNATIONAL FIXED INCOME
    SERIES, GROWTH & INCOME SERIES, AND VALUE + GROWTH SERIES.

   As stated above, the Transaction will result in a change of control of EISI and may operate to terminate automatically the Sub-Advisory Agreements currently applicable (collectively, the "Current Sub-Advisory
Agreements"). In order for the management of each Series to continue uninterrupted after the Transaction, shareholder approval of "New Sub-Advisory Agreements" is being sought.

   Each of the Current Sub-Advisory Agreements requires the Sub-Adviser to provide, subject to supervision of the Board and EISI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. Generally, the Current Sub-Advisory Agreements state that the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies. Under the New Sub-Advisory Agreements, all services and responsibilities of the Sub-Advisers would continue.

   Pursuant to each of the Current Sub-Advisory Agreements, a Sub-Adviser is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any error of judgment or mistake of law, or for any loss suffered by the Trust, except for a loss from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Sub-Advisory Agreements, the same responsibilities will be imposed on the Sub-Advisers.

   Each of the Current Sub-Advisory Agreements provides that it will terminate automatically in the event of its "assignment," as that term is defined in the 1940 Act. In addition, each Current Sub-Advisory Agreement may be terminated by EISI or by the Sub-Adviser upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Board or a majority of the outstanding shares of the applicable Series, upon 60 days' written notice to EISI and the Sub-Adviser.

   For the services provided by the Sub-Advisers pursuant to each of the Current Sub-Advisory Agreements, EISI, and not the Trust, pays a monthly fee at the following annual rates, which are expressed as percentages of the value of the average daily net assets of each Series:


SUB-ADVISOR                               SERIES                   RATE
-----------                               ------                   ----

Massachusetts Financial                   OTC                      .40% of first $300 million
Services Company ("MFS")                                           .25% of over and above $300 million

                                          Research                 .40% of first $300 million
                                                                   .25% of over and above $300 million

                                          Total Return             .40% of first $300 million
                                                                   .25% of over and above $300 million

Credit Suisse Asset Management            International Fixed      .45% of first $200 million
Limited ("Credit Suisse")                 Income                   .40% of next $300 million
                                                                   .30% of next $500 million
                                                                   .25% of next $1 billion
                                                                   .10% of over and above $2 billion

                               7

SUB-ADVISOR (CONTINUED)                   SERIES                   RATE
-----------------------                   ------                   ----

Robertson, Stephens & Company             Growth & Income          .55% of first $200 million
Investment Management, L.P.                                        .45% of over and above $200 million
("Robertson, Stephens")
                                          Value + Growth           .55% of first $500 million
                                                                   .45% of over and above $500 million

   Under the New Sub-Advisory Agreements, the schedule of compensation payable to the Sub-Advisers will not change.

   Fees paid by EISI to the Sub-Advisers for their services under the Current Sub-Advisory Agreements for the year ended December 31, 1996, were as follows: MFS $92,983 for the OTC Series, $163,740 for the Research Series, and $135,835 for the Total Return Series; Credit Suisse $44,894 for the International Fixed Income Series; and Robertson, Stephens $74,537 for the Growth & Income Series and $46,724 for the Value + Growth Series.


   THE NEW SUB-ADVISORY AGREEMENTS. The New Sub-Advisory
Agreements will be among the Trust, EISI and each of the following:

            SUB-ADVISER            SERIES
            -----------            ------

            MFS                    OTC
                                   Research
                                   Total Return

            Credit Suisse          International Fixed Income

            Robertson, Stephens    Growth & Income
                                   Value + Growth

   At the August 19, 1997 meeting of the Board of Trustees, each of the New Sub-Advisory Agreements was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Sub-Advisory
Agreements or interested persons of such parties. The New
Sub-Advisory Agreements with MFS, Credit Suisse, and
Robertson, Stephens are included as Exhibits A, B, and C, respectively.

   The New Sub-Advisory Agreement for each Series as approved by the Board is submitted for approval by the shareholders of the Series to which the New Sub-Advisory Agreement applies. The New Sub-Advisory Agreements must be voted upon separately by the Series to which a New Sub-Advisory Agreement pertains. If the New Sub-Advisory Agreement is approved by the vote of a majority of the outstanding shares of the applicable Series, it will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. For this purpose, the vote of the holders of a majority of the Series' outstanding shares means the lesser of: (i) 67% or more of the voting shares of each Series present at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Series. If the shareholders of a Series should fail to approve the New Sub-Advisory Agreement that pertains to that Series, the Sub-Adviser may continue to serve in that capacity with respect to any other Series whose shareholders approve the New Sub-Advisory Agreement. In such an event, the Board shall meet to consider appropriate action. If the Shareholders of any Series should fail to approve the New Sub-Advisory Agreements, ING and PFHI have reserved the right to determine whether or not to consummate the Transaction. If the Transaction is not consummated the Sub-Advisers will continue to service all Series of the Trust under the Current Sub-Advisory Agreements.


   THE TERMS OF EACH OF THE NEW SUB-ADVISORY AGREEMENTS ARE
IDENTICAL IN ALL MATERIAL RESPECTS, INCLUDING THE FEES
PAYABLE TO THE SUB-ADVISERS, TO THE TERMS OF THE CURRENT SUB-
ADVISORY AGREEMENTS.

                         PROPOSAL 2(A)
          APPROVAL OF SUB-ADVISORY AGREEMENT WITH MFS
  FOR THE OTC SERIES, RESEARCH SERIES, AND TOTAL RETURN SERIES

INFORMATION ABOUT MFS
   MFS, with offices at 500 Boylston Street, Boston, Massachusetts, 02116, and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $64.3 billion on behalf of approximately 2.6 million investor accounts as of July 31, 1997. As of such date, the MFS organization managed approximately $40.6 billion of assets in equity securities and $20.3 billion of assets in fixed income securities. Approximately $4.1 billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

   MFS manages the assets of the OTC Series, Research Series and Total Return Series pursuant to a Sub-Advisory Agreement dated October 1, 1994 among the Trust, EISI, and MFS. The Current Sub-Advisory Agreement was approved by the Board of Trustees on August 19, 1997 and was approved by the sole shareholder of each of the OTC Series, Research Series and Total Return Series of the Trust on October 1, 1994 at the commencement of operations of the Trust.

   The New Sub-Advisory Agreement is included as Exhibit A. See Exhibit D for a list of the directors and the principal executive officer of MFS and a table setting forth the other investment companies with similar investment objectives to those of the OTC Series, Research Series and Total Return Series, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(A).
   In determining whether to approve the New Sub-Advisory Agreement for the OTC Series, Research Series and Total Return Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of EISI or MFS, considered various matters and materials provided by EISI and MFS. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by MFS for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services expected to be rendered under the New Sub-Advisory Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Sub-Advisory Agreement; (4) the background and prior experience of MFS; and (5) the financial condition of MFS.


   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW SUB-ADVISORY AGREEMENT, RECOMMENDS THE APPROVAL OF THE
NEW SUB-ADVISORY AGREEMENT AMONG THE TRUST, EISI, AND MFS.

                        PROPOSAL 2(B)
    APPROVAL OF SUB-ADVISORY AGREEMENT WITH CREDIT SUISSE
          FOR THE INTERNATIONAL FIXED INCOME SERIES

INFORMATION ABOUT CREDIT SUISSE
   Credit Suisse (formerly, CS First Boston Investment
Management Ltd.), with offices at Beaufort House, London,
England, is a wholly owned indirect subsidiary of Credit
Suisse First Boston, a Swiss bank, which in turn is a subsidiary of the Credit Suisse Group.

   Credit Suisse manages the assets of the International
Fixed Income Series pursuant to a Sub-Advisory Agreement dated October 1, 1994, among the Trust, EISI, and Credit
Suisse. The Current Sub-Advisory Agreement was approved by the Board on August 19, 1997 and was approved by the sole shareholder of the International Fixed Income Series of the Trust on October 1, 1994 at the commencement of the operations of the Trust.

   The New Sub-Advisory Agreement is included as Exhibit B. See Exhibit E for a list of the directors and the principal executive officer of Credit Suisse and a table setting forth the other investment companies with similar investment objectives to those of the International Fixed Income Series for which Credit Suisse serves as investment adviser, including the fees payable by such investment companies and their approximate net assets.


THE TRUSTEES' RECOMMENDATION - PROPOSAL 2(B).
   In determining whether to approve the New Sub-Advisory Agreement for the International Fixed Income Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of EISI or Credit Suisse, considered various matters and materials provided by EISI and Credit Suisse. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Credit Suisse for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreement is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services expected to be rendered under the New Sub-Advisory Agreement; (3) the possible effects of the Transaction on the services to be rendered under the New Sub-Advisory Agreement; (4) the background and prior experience of Credit Suisse; and (5) the financial condition of Credit Suisse.


   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW SUB-ADVISORY AGREEMENT, RECOMMENDS THE APPROVAL OF THE
NEW SUB-ADVISORY AGREEMENT AMONG THE TRUST, EISI, AND CREDIT
SUISSE.


                    PROPOSALS 2(C) AND 3
APPROVAL OF SUB-ADVISORY AGREEMENTS WITH ROBERTSON, STEPHENS
  FOR THE GROWTH & INCOME SERIES AND VALUE + GROWTH SERIES.

INFORMATION ABOUT ROBERTSON, STEPHENS
   Robertson, Stephens, with offices at 555 California Street, San Francisco, California, 94104, is a California limited partnership formed in 1993. The general partner of Robertson, Stephens is Robertson, Stephens & Company, Inc. Robertson, Stephens is affiliated with Robertson, Stephens & Company, LLC, a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, LLC has managed underwritten public offerings for over $15 billion of securities of emerging growth companies. Robertson, Stephens and its affiliates have in excess of $3.5 billion under management in public and private investment funds.

   Robertson, Stephens manages the assets of the Growth & Income Series and Value + Growth Series pursuant to a Sub-Advisory Agreement dated April 1, 1996 among the Trust, EISI, and Robertson, Stephens. The Current Sub-Advisory Agreement was approved by the sole shareholder of each of the Growth & Income Series and the Value + Growth Series of the Trust on April 1, 1996 at the commencement of the operations of these Series. The Current Sub-Advisory Agreement among the Trust, EISI, and Robertson, Stephens will terminate upon the change of control of EISI. Additionally, On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica (the "BankAmerica Merger"). Upon the consummation of the BankAmerica Merger, BankAmerica will become the owner of the entire beneficial interest in Robertson, Stephens. Therefore, the BankAmerica Merger will also result in a change of control of Robertson, Stephens, and the Sub-Advisory Agreement among the Trust, EISI and Robertson, Stephens by its terms will terminate.

   As discussed above, Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as, among other things, no "unfair burden" is imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. Management of the Trust is aware of no circumstances arising from the BankAmerica Merger that might result in the imposition of an "unfair burden" on the Trust. Also, no Trustees of the Trust are interested persons of Robertson, Stephens.

   Robertson, Stephens has advised the Board that the BankAmerica Merger Agreement does not prescribe any changes in the management or operations of Robertson, Stephens, including any changes in the personnel managing the Growth & Income Series or the Value + Growth Series, or other services or business activities relating to the Growth & Income Series or the Value + Growth Series. Robertson, Stephens does not anticipate that the BankAmerica Merger will cause any reduction in the quality of services now provided to, or have any adverse effect on its ability to fulfill its obligations to the Growth & Income Series or the Value + Growth Series.


INFORMATION ABOUT BANKAMERICA.
   BankAmerica is a bank holding company that was incorporated on October 7, 1968 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments, and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.

   Bank of America National Trust and Savings Association (the "Bank") is the largest subsidiary of BankAmerica. The Bank, which was organized in 1904, provides commercial and retail banking and trust services through an extensive system of branches across the western United States. BankAmerica's principal banking subsidiaries operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers for assets of over $50 billion, including over $14 billion in mutual funds.

   It is currently anticipated that the BankAmerica Merger will be consummated prior to the Transaction. In such an event the Current Sub-Advisory Agreement will automatically terminate upon the change of control of Robertson, Stephens and it will be necessary for a New Sub-Advisory Agreement to be entered into among the Trust, EISI, and Robertson, Stephens. This New Sub-Advisory Agreement, which is identical in all material respects to the Current Sub-Advisory Agreement, will be applicable to the Growth & Income Series and the Value + Growth Series for an interim period when it will automatically terminate upon the change of control of EISI and a New Sub-Advisory Agreement will become effective. In the event that the Transaction is consummated prior to the BankAmerica Merger, then the Current Sub-Advisory Agreement will automatically terminate upon the change of control of EISI and a New Sub-Advisory Agreement among the Trust, EISI and Robertson, Stephens, which is identical in all material respects to the Current Sub-Advisory Agreement, will be applicable to the Growth & Income Series and the Value + Growth Series for an interim period when it will automatically terminate upon the change of control of Robertson, Stephens and a New Sub-Advisory Agreement will become effective. If only one of the Transaction or BankAmerica Merger is consummated, then that New Sub-Advisory Agreement which is identical in all material respects to the Current Sub-Advisory Agreement which becomes effective upon the change of control of EISI or Robertson, Stephens, as applicable, will continue to be applicable to the Growth & Income Series and the Value + Growth Series. As both the Transaction and BankAmerica Merger are subject to several conditions, and there is a possibility that one or the other will not be consummated, the shareholders of the Growth & Income Series and the Value + Growth Series are being requested in Proposals 2(C) and 3 to separately approve two New Sub-Advisory Agreements among the Trust, EISI and Robertson, Stephens. In the event that neither the Transaction nor the BankAmerica Merger is consummated, the Current Sub-Advisory Agreement will continue to be applicable to the Growth & Income Series and the Value + Growth Series. The two New Sub-Advisory Agreements and the Current Sub-Advisory Agreement are identical in all material respects, including the fees payable to Robertson, Stephens.

   The form of the two New Sub-Advisory Agreements is included in Exhibit C. See Exhibit F for a list of the partners and the principal executive officer of Robertson, Stephens and a table setting forth the other investment companies with similar investment objectives to those of the Growth & Income Series and Value + Growth Series, including the fees payable by such investment companies and their approximate net assets.

THE TRUSTEES' RECOMMENDATION - PROPOSALS 2(C) AND 3.
   In determining whether to approve the New Sub-Advisory Agreements for the Growth & Income Series and Value + Growth Series and to recommend approval to shareholders, the Board, including the Trustees who are not interested persons of EISI or Robertson, Stephens, considered various matters and materials provided by EISI and Robertson, Stephens. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by Robertson, Stephens for its sub-advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Sub-Advisory Agreements is the same as that under the Current Sub-Advisory Agreement; (2) the nature and the quality of the sub-advisory services expected to be rendered under the New Sub-Advisory Agreements; (3) the possible effects of the Transaction on the services to be rendered under the New Sub-Advisory Agreements; (4) the background and prior experience of Robertson, Stephens; (5) the financial condition of Robertson, Stephens; (6) the possible effects of the BankAmerica Merger on the services to be rendered under the New Sub-Advisory Agreements; and
(7) the anticipated working relationship among EISI, Robertson, Stephens, and BankAmerica.


   ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE
NEW SUB-ADVISORY AGREEMENTS, RECOMMENDS THE APPROVAL OF THE
NEW SUB-ADVISORY AGREEMENTS AMONG THE TRUST, EISI, AND
ROBERTSON, STEPHENS.



                     ADDITIONAL INFORMATION


OUTSTANDING SHARES.
   As of the Record Date, there were the following number of shares outstanding for each Series of the Trust:


       SERIES                      SHARES OUTSTANDING
       ------                      ------------------

       Advantage                       1,586,100
       Growth & Income                 6,205,434
       International Fixed Income      1,074,849
       Money Market                   39,302,704
       Mortgage-Backed Securities      1,323,158
       OTC                             5,407,403
       Research                       10,047,823
       Total Return                    8,499,887
       Value + Growth                  3,665,332


SHAREHOLDERS OF THE TRUST.
   As of the Record Date, no persons are known to the Trust to be the beneficial owner of more than 5% of the Shares of the Trust.


OFFICERS OF THE TRUST.
   The principal executive officers of the Trust and their ages and principal occupations for the past five years, unless otherwise noted, are set forth below. The executive officers of the Trust are elected annually and serve until their successors shall have been fully elected and qualified.

   Paul R. Schlaack, age 50, serves as President and
Principal Executive Officer of the Trust and Chairman of the Board. Additionally, Mr. Schlaack serves as President, Chief
Executive Officer and is a Director of EISI.

   Paul E. Larson, age 44, serves as Treasurer and Principal Financial Officer of the Trust. Additionally, Mr. Larson serves as Executive Vice President and Chief Financial Officer of Equitable of Iowa, Equitable American Insurance Company ("Equitable American") (since January, 1993), Equitable Life, Golden American (since August, 1996), and USG. Mr. Larson is a director of EISI.

   John A. Merriman, age 55, serves as Secretary of the Trust. Additionally, Mr. Merriman serves as Secretary and General Counsel of Equitable American (since January, 1993), Equitable of Iowa, Equitable Life and USG. Mr. Merriman is a director of EISI.

   David A. Terwilliger, age 40, serves as Principal
Accounting Officer of the Trust. Additionally,
Mr. Terwilliger serves as Vice President, Treasurer and
Controller of Equitable of Iowa, Equitable American (since
January, 1993), EISI, Equitable Life, Golden American (since
August, 1996) and USG.


ADJOURNMENT.
   In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.


ANNUAL REPORT.
   The Trust's 1996 Annual Report to Shareholders was mailed to shareholders on or about February 28, 1997. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF AN ANNUAL REPORT, IT CAN BE OBTAINED, WITHOUT CHARGE, FROM EQUITABLE LIFE BY CALLING
(800) 344-6864.


COSTS OF SOLICITATION.
   The costs associated with the Meeting will be paid by Equitable of Iowa. Neither the Trust nor its shareholders will bear any costs associated with the Meeting, any additional proxy solicitation or any adjourned session.


OTHER BUSINESS AND SHAREHOLDER PROPOSALS.
   The management of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as Proxies will exercise their best judgment in deciding how to vote on such matters.

   Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for sub-advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years unless so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

   Please complete the enclosed voting instruction authorization and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.


                                   By the Order of the Board
                                   of Trustees

                                   /s/ John A. Merriman

                                   John A. Merriman
                                   Secretary


September 11, 1997
Des Moines, Iowa

                ATTACHMENT AND EXHIBIT INDEX

ATTACHMENT           ATTACHMENT DESCRIPTION
----------           ----------------------
   A                 New Investment
                     Advisory Agreement between the Equi-
                     Select Series Trust and Equitable
                     Investment Services, Inc.

   B                 Other Information
                     regarding Equitable Investment
                     Services, Inc.


 EXHIBIT              EXHIBIT DESCRIPTION
 -------              -------------------

   A                 New Sub-Advisory
                     Agreement among the Equi-Select Series
                     Trust, Equitable Investment Services,
                     Inc. and Massachusetts Financial
                     Services Company.

   B                 New Sub-Advisory
                     Agreement among the Equi-Select Series
                     Trust, Equitable Investment Services,
                     Inc. and Credit Suisse Asset Management
                     Limited.

   C                 New Sub-Advisory
                     Agreement among the Equi-Select Series
                     Trust, Equitable Investment Services,
                     Inc. and Robertson, Stephens & Company
                     Investment Management, L.P.

   D                 Other information
                     regarding Massachusetts Financial
                     Services Company.

   E                 Other information
                     regarding Credit Suisse Asset
                     Management Limited.

   F                 Other information
                     regarding Robertson, Stephens & Company
                     Investment Management, L.P.

                     VOTING INSTRUCTION/PROXY
                     EQUI-SELECT SERIES TRUST
     THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE EQUI-SELECT SERIES TRUST (THE "TRUST"). The Board of Trustees of the Trust recommends that you vote FOR all of the following proposals. The costs associated with the Meeting will be paid by Equitable of Iowa Companies. Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.


   [variable name]                          [variable contract]
   [variable joint name]                    [variable units and shares]
   [variable address line 1]
   [variable address line 2]                PLEASE VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION, THEN
                                            RETURN IT PROMPTLY IN THE
                                            ENCLOSED ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Equitable Life Insurance Company of Iowa ("Equitable Life") or
Golden American Life Insurance Company ("Golden American") and funded by a separate account of Equitable Life or Golden American hereby instructs that the shares of the named Series of the Trust attributable to his or her Contract be voted at the Meeting of Shareholders of the Trust to be held on October 9, 1997, at 10:00 a.m., local time, at 909 Locust Street, Des Moines, Iowa, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in Equitable Life's or Golden American's discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.
     All Agreements, if approved, would be substantively identical to existing Agreements. All Agreements that are the subject of Proposals
1 and 2, if approved, will become effective upon the merger of Equitable of Iowa Companies with PFHI Holdings, Inc., a subsidiary of ING Groep, N.V.

UNITS               PROPOSAL                           FOR  AGAINST   ABSTAIN
aaaa   1.   ALL SERIES                                 [ ]    [  ]      [ ]

            To approve a new Investment Advisory
            Agreement between the Trust and Equitable
            Investment Services, Inc. ("EISI").

       2.(A)To approve a new Sub-Advisory Agreement
            among the Trust, EISI and Massachusetts
            Financial Services Company.
bbbb        (i) OTC SERIES                             [ ]    [  ]      [ ]
cccc        (ii) RESEARCH SERIES                       [ ]    [  ]      [ ]
dddd        (iii) TOTAL RETURN SERIES                  [ ]    [  ]      [ ]

eeee     (B)INTERNATIONAL FIXED INCOME SERIES          [ ]    [  ]      [ ]
            To approve a new Sub-Advisory Agreement
            among the Trust, EISI and Credit
            Suisse Management Limited.

         (C)To approve a new Sub-Advisory Agreement
            among the Trust, EISI and Robertson,
            Stephens & Company Investment
            Management, L.P. to be effective upon
            the merger of Robertson, Stephens &
            Company Group LLC with BankAmerica
            Corporation.
ffff        (i) GROWTH & INCOME SERIES                 [ ]    [  ]      [ ]
gggg        (ii) VALUE + GROWTH SERIES                 [ ]    [  ]      [ ]

       3.   To approve a new Sub-Advisory Agreement
            among the Trust, EISI and Robertson,
            Stephens & Company Investment
            Management, L.P. to be effective upon
            the merger of Robertson, Stephens &
            Company Group LLC with BankAmerica
            Corporation.
hhhh        (i) GROWTH & INCOME SERIES                 [ ]    [  ]      [ ]
iiii        (ii) VALUE + GROWTH SERIES                 [ ]    [  ]      [ ]

     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. If this voting instruction is not returned properly executed, such votes will be cast by Equitable Life or Golden American on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.

PLEASE VOTE BY MARKING ONE BOX NEXT TO EACH PROPOSAL. SIGN EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________, 1997 ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)

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